Exhibit 99.1

electroCore, Inc. Appoints Joshua Lev and Mike Fox as Co-Chief Executive Officers

Internal leadership appointments reflect the Company’s confidence in two exceptional leaders whose complementary strengths will enhance shareholder value

ROCKAWAY, N.J., September 9, 2026 (GLOBE NEWSWIRE) — electroCore, Inc. (Nasdaq: ECOR), a commercial-stage bioelectronic medicine and wellness company and leader in non-invasive vagus nerve stimulation technologies, today announced that it has appointed Joshua Lev and Mike Fox as Co-Chief Executive Officers and members of the Board of Directors, effective September 8, 2026.

Following a deliberate leadership and succession process, it became clear that both Joshua and Mike possess the judgment, experience, vision, and leadership capabilities required of a Chief Executive Officer. The Company concluded that its strongest path forward was to bring their distinct and complementary strengths together in a shared leadership structure.

“Throughout this process, one thing became increasingly clear: we were not looking at one clear candidate but rather two,” said Thomas J. Errico, M.D., Founder and Chairman of the Board of electroCore. “We were looking at two exceptional leaders, each with their unique qualities and capabilities to lead our Company. Most importantly, we concluded that both had demonstrated their ability to collaborate with each other in executing on the next phase of our strategy. Their individual strengths are significant, but together, their combined experience, perspectives, and leadership capabilities create an opportunity to deliver more for our employees, customers, partners, and shareholders than either could achieve alone.”

Mr. Lev and Mr. Fox have each played important roles in the Company’s growth, and throughout the recent leadership transition. Mr. Lev has been with the Company since 2020 holding multiple roles, most recently acting as the Interim President and Chief Financial Officer. Mr. Fox joined the Company in April 2026 as the Chief Operating Officer to accelerate our commercial efforts. Together, they bring complementary leadership styles and areas of expertise, combining Mr. Lev’s strategic vision, financial acumen, execution, and public markets experience with Mr. Fox’s market development, commercial leadership, and organizational development.

The Company believes this combination will enable it to move with greater perspective, speed, and effectiveness as it enters its next chapter, as electroCore has already seen in the short time the executives have been working together.

“The decision to appoint co-CEOs was not made simply to divide responsibilities,” Dr. Errico continued. “It was made because we believe Josh and Mike make each other better. They challenge one another, build on each other’s ideas, and bring different perspectives to the same opportunities and decisions. The result is a leadership partnership that is stronger together and positioned to create greater value for the Company.”

In their roles as Co-Chief Executive Officers, Mr. Lev and Mr. Fox will jointly lead the Company’s overall strategy, culture, performance, and long-term growth. Their responsibilities will be structured to reflect their respective strengths while maintaining shared accountability for the Company’s success.

Mr. Lev will continue performing his current CFO responsibilities including strategy, accounting, financial planning and investor relations, in addition to R&D, product development and regulatory functions. Mr. Fox will lead key commercial areas such as sales, marketing and new market development for both our prescription and general wellness business lines. Both Co-CEOs will work in close partnership with the Board of Directors and other members of the Company’s executive leadership team.

“This is an exciting moment for electroCore,” said Joshua Lev. “I have enormous respect for Mike as a leader and the improvements he has made to the commercial organization in such a short time. We bring different experiences and perspectives to the table, but we share a deep commitment to this Company, our people, and the opportunities ahead. I believe our partnership will allow us to lead with greater insight and accomplish even more together.”

Mike Fox added: “We have an opportunity to build on what makes electroCore strong while bringing together two complementary approaches to leadership and execution. Our shared goal is simple: to create greater value for the shareholders, move the Company forward, and help our people and organization reach their full potential. I am honored to take on this responsibility alongside Josh.”

“Strong organizations invest in identifying and developing leaders,” said Dr. Errico. “Today, we are fortunate to have two leaders who have earned the confidence of the Board and the organization. We believe their partnership will strengthen our ability to innovate, execute, and create lasting value as we move into the future.”

With Mr.’s Lev and Fox serving as Co-Chief Executive Officers, electroCore will continue to focus on building out a pipeline of potential indications, accelerating revenue growth, opening new commercial channels, and ultimately achieving positive adjusted EBITDA, while building on its foundation of improving health and quality of life through innovative non-invasive bioelectronic technologies.

About electroCore, Inc.

electroCore, Inc. is a bioelectronic technology company whose mission is to improve health and quality of life through innovative non-invasive bioelectronic technologies. The Company’s two leading prescription products, gammaCore® non-invasive vagus nerve stimulation (nVNS) and Quell® neurostimulator, treat chronic pain syndromes through non-invasive neuromodulation technology. Additionally, the company commercializes its handheld, and personal use Truvaga™ and TAC-STIM™ nVNS products utilizing bioelectronic technologies to promote general wellness and human performance.

For more information, visit www.electrocore.com.

Forward-Looking Statements This press release and other written and oral statements made by representatives of electroCore may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about electroCore’s business prospects and clinical and product development plans; its pipeline or potential markets for its technologies; the timing, outcome and impact of management, regulatory, clinical and commercial developments; business prospects around its commercial efforts in prescription gammaCore product, general wellness Truvaga and TAC-STIM products, Quell products, and other potential new products and markets; revenue and Adjusted EBITDA guidance; the expected benefits of the shared leadership structure; the Company’s future business strategies, growth opportunities, prospects, product development, and market expansion; and other statements that are not historical in nature, particularly those that utilize terminology such as “anticipates,” “will,” “expects,” “believes,” “intends,” “may,” “potential,” and other words of similar meaning, derivations of such words and the use of future dates. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the performance of cervical or auricular vagus nerve stimulation, the ability of the Company to develop and commercialize new products or technologies, its ability to obtain regulatory clearance or approval for new indications, the impact of the ongoing leadership and management transition, achieving positive adjusted EBITDA electroCore’s results of operations and financial performance, inflation and currency fluctuations, and any expectations electroCore may have with respect thereto, as well as competition in the industry in which electroCore operates and overall economic and market conditions. Any forward-looking statements are made as of the date of this press release, and electroCore assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents electroCore files with the SEC available at www.sec.gov.

Contact:

ECOR Investor Relations

(973) 302-9253

investors@electrocore.com